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                                                                                      Rule 497(e)

Nuveen Municipal Trust, dated August 28, 2003                                  File No. 333-14725
Nuveen Multistate Trust I, dated September 29, 2003                            File No. 333-16617
Nuveen Multistate Trust II, dated June 28, 2004, as updated July 15, 2004      File No. 333-14729
Nuveen Multistate Trust III, dated September 29, 2003                          File No. 333-16611
Nuveen Multistate Trust IV, dated September 29, 2003                           File No. 333-16615
Nuveen Investment Trust, dated October 28, 2003                                File No. 333-03715
Nuveen Investment Trust II, dated November 28, 2003                            File No. 333-33607
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                  Supplement Dated July 28, 2004 to each of the
                      Statements of Additional Information
                     Of the above-referenced Nuveen trusts.

The last sentence of the paragraph describing maximum purchase amounts in the section entitled Additional Information on the Purchase and Redemption of Fund Shares is replaced with the following:

        Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

In addition, in the section entitled Additional Information on the Purchase and Redemption of Fund Shares, the following language should be added to the subsection entitled, Reduction or Elimination of Up-Front Sales Charge on Class A Share and Class R Share Purchase Eligibility

        For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

               Please retain this supplement for future reference.